SUPPLEMENT DATED JUNE 30, 2023

TO THE UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2023

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Independence Plus

This supplement updates certain information in the most recent updating summary prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Under the “Important Information You Should Consider About the Contract” section:

•	In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, the following changes are made:

o	The minimum fee shown for Investment Options is 0.20%.

o	The Lowest Annual Cost is $1,238.

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.